Cedar Ridge Unconstrained Credit Fund

A series of Investment Managers Series Trust II

Supplement dated April 10, 2019 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund Reorganization ***

On March 28, 2019, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Cedar Ridge Unconstrained Credit Fund (the “Acquired Fund”), a series of the Trust, into the Shelton Tactical Credit Fund (the “Acquiring Fund”), an existing series of SCM Trust. The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund has a similar investment objective, the same principal investment strategies, and similar investment policies as the Acquired Fund. The Acquired Fund’s current investment advisor, Shelton Capital Management (“Shelton”), also advises the Acquiring Fund, and will continue to do so after the reorganization. In addition, the current members of the portfolio management team, each of whom has been a portfolio manager for the Acquired Fund since its inception, are also members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund, and will continue to be after the reorganization.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal tax purposes. The Acquiring Fund will bear a specific amount of the costs related to the reorganization and Shelton has agreed to be bear the remainder of those costs.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan. If the reorganization is approved by shareholders of the Acquired Fund, the reorganization is expected to take effect in the second quarter of 2019.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Portfolio Manager Retirement

Mr. Alan Hart, a portfolio manager of the Acquired Fund, retired from Shelton, effective April 5, 2019. Accordingly, all references to Mr. Hart in the Summary Prospectus, Prospectus and Statement of Additional Information are removed.

Please file this Supplement with your records.